Exhibit 99.2
Supplemental Information
Three Months Ended June 30, 2008
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of August 4, 2008
(Unaudited)
Quarterly Supplemental Information is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andrés (615) 269-8471
Email: GAndres@healthcarerealty.com
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2007 under the heading “Risk Factors,” and as may be updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 1 of 9

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
Regional Offices:
Central Office — Arizona
Eastern Office — Tennessee
Southwestern Office — Texas
Western Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 3 of 9

(2)	CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2008	2007
ASSETS

Real estate properties:
Land	$99,386	$102,321
Buildings, improvements, and lease intangibles	1,492,638	1,483,547
Personal property	16,543	16,305
Construction in progress	101,345	94,457

	1,709,912	1,696,630
Less accumulated depreciation	(363,566)	(345,457)

Total real estate properties, net	1,346,346	1,351,173

Cash and cash equivalents	4,882	8,519

Mortgage notes receivable	37,285	30,117

Assets held for sale and discontinued operations, net (1)	20,229	15,639

Other assets, net	81,358	90,044

Total assets	$1,490,100	$1,495,492

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$795,652	$785,289

Accounts payable and accrued liabilities	34,014	37,376

Liabilities of discontinued operations (1)	4,511	34

Other liabilities	39,947	40,798

Total liabilities	874,124	863,497

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 50,757,916 and 50,691,331 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively	508	507

Additional paid-in capital	1,288,552	1,286,071

Accumulated other comprehensive loss	(4,346)	(4,346)

Cumulative net income	715,748	695,182

Cumulative dividends	(1,384,486)	(1,345,419)

Total stockholders’ equity	615,976	631,995

Total liabilities and stockholders’ equity	$1,490,100	$1,495,492

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale on the Company’s Condensed Consolidated Balance Sheets and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 4 of 9

(3)	INVESTMENT PROGRESSION

A) Construction in Progress		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2008	Properties	June 30, 2008

Balance at beginning of period	9	$86,711	10	$94,457

Fundings on projects in existence at the beginning of the period	0	14,634	0	25,482

Completions	0	0	(1)	(18,594)

Balance at end of period	9	$101,345	9	$101,345

B) Real Estate Properties		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2008	Properties	June 30, 2008

Balance at beginning of period	170	$1,626,276	170	$1,602,173

Acquisitions	0	0	0	0

Additions/Improvements	0	6,235	0	12,790

Completions (CIP)	0	0	1	18,594

Assets classified as held for sale during the period (1)	(5)	(23,944)	(6)	(24,990)

Sales	0	0	0	0

Balance at end of period	165	$1,608,567	165	$1,608,567

C) Mortgage Notes Receivable		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2008	Investments	June 30, 2008

Balance at beginning of period	4	$31,376	4	$30,117

Fundings on mortgages in existence at the beginning of the period	0	5,916	0	7,181

Repayments	0	0	0	0

Scheduled principal payments	0	(7)	0	(13)

Balance at end of period	4	$37,285	4	$37,285

D) Unconsolidated LLCs		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2008	Investments	June 30, 2008

Balance at beginning of period	3	$17,669	3	$18,356

New investments during the period	0	0	0	0

Additional investments during the period	0	0	0	0

Equity in income (losses) recognized during the period	0	116	0	(148)

Distributions received during the period	0	(444)	0	(867)

Balance at end of period	3	$17,341	3	$17,341

(1)	During the second quarter of 2008, the Company reclassified five medical office buildings in Virginia to held for sale, upon notification from an operator of its intent to exercise its option to purchase the properties.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 5 of 9

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical Office/Outpatient
	Medical	Physician	Ambulatory	Specialty	Specialty
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
	(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1 Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.7%
2 Arkansas				3,055			3,055	0.2%
3 California		8,363			12,688		21,051	1.2%
4 Florida	$41,257	37,372	$9,521	3,411	11,703		103,264	5.8%
5 Georgia	7,513	2,682	3,133				13,328	0.8%
6 Illinois	11,939		1,486				13,425	0.8%
7 Indiana		21,597			43,406	3,790	68,793	3.9%
8 Massachusetts		12,035					12,035	0.7%
9 Michigan					13,859	13,105	26,964	1.5%
10 Missouri			4,708	16,370			21,078	1.2%
11 Nevada			3,801				3,801	0.2%
12 Pennsylvania					113,867		113,867	6.4%
13 Tennessee		3,339				7,272	10,611	0.6%
14 Texas		3,714	17,314		19,224		40,252	2.3%
15 Virginia	7,020	30,911		2,166		10,091	50,188	2.8%

Master Leases	$67,729	$137,673	$39,963	$27,700	$232,469	$43,751	$549,285	31.1%

		(3) Normalized same facility NOI growth for Master Leases (2Q2008 vs. 2Q2007):						2.7%

Operating Properties
1 Arizona	50,674	1,960					52,634	3.0%
2 California	64,490		35,005			27	99,522	5.6%
3 Colorado	18,883						18,883	1.1%
4 District of Columbia	29,837						29,837	1.7%
5 Florida	91,914	17,532					109,446	6.2%
6 Hawaii	39,987						39,987	2.3%
7 Illinois	29,620						29,620	1.7%
8 Kansas	13,611						13,611	0.8%
9 Louisiana	11,685						11,685	0.7%
10 Maryland	15,564						15,564	0.9%
11 Michigan	21,959						21,959	1.2%
12 Mississippi	7,574						7,574	0.4%
13 Missouri	19,826						19,826	1.1%
14 Nevada	54,672						54,672	3.1%
15 Pennsylvania	10,798						10,798	0.6%
16 Tennessee	162,330	2,336				797	165,463	9.4%
17 Texas	357,931	16,798	23,933			9,223	407,885	23.1%
18 Virginia	1,015						1,015	0.1%
19 Wyoming	20,011						20,011	1.1%

Operating Properties	$1,022,381	$38,626	$58,938	$—	$—	$10,047	$1,129,992	64.1%

		(3) Normalized same facility NOI growth for Operating Properties (2Q2008 vs. 2Q2007):						2.4%

Land Held for Development							16,379	0.9%
Corporate Property							14,256	0.8%

Total Equity Investments	$1,090,110	$176,299	$98,901	$27,700	$232,469	$53,798	$1,709,912	96.9%

Average Age of Facility (years)	20	20	22	16	21	42	22

2Q 2008 Economic Property Occupancy (4)	86%	96%	88%	88%	100%	90%	89%

2Q 2008 Stabilized Property Occupancy (4)	89%	96%	88%	88%	100%	90%	91%

Mortgage Investments	20,424	16,861					37,285	2.1%

Mortgage Investments	$20,424	$16,861	$—	$—	$—	$—	$37,285	2.1%

Unconsolidated LLCs (Joint Venture Investments)
1 Oregon	1,652						1,652	0.1%
2 Utah						6,627	6,627	0.4%
3 Washington	9,062						9,062	0.5%

LLC Investments	$10,714	$—	$—	$—	$—	$6,627	$17,341	1.0%

Total Investments	$1,121,248	$193,160	$98,901	$27,700	$232,469	$60,425	$1,764,538	100.0%

Percent of $ Invested	64.7%	11.1%	5.7%	1.6%	13.4%	3.5%	100.0%

Number of Investments	106	34	11	6	13	11	181

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages ranging from 2.8 to 3.0 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized NOI growth rate in the same facility portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 91% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude development properties that were placed in service in the last 24 months. The average underlying tenant occupancy of the 14 properties under Property Operating Agreements was approximately 73%.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 6 of 9

(5) DEVELOPMENT PROPERTIES
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	June 30,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2008	Fundings	Investment	Date

Under construction:
Colorado	3Q 2008	MOB	2	169,000	$18,883	$8,517	$27,400	4Q 2011
Arizona	4Q 2008	MOB	2	188,000	19,578	11,422	31,000	4Q 2011
Texas	3Q 2009	MOB	1	135,000	7,387	25,613	33,000	4Q 2011
Illinois	3Q 2009	MOB	1	100,000	7,073	19,327	26,400	4Q 2011
Texas	4Q 2009	MOB	1	120,000	6,646	21,954	28,600	3Q 2012
Hawaii	1Q 2010	MOB	1	133,000	16,472	69,528	86,000	1Q 2013
Texas	4Q 2010	MOB	1	90,000	8,927	17,373	26,300	1Q 2013

Land held for development:
Texas	7,962
Illinois	8,417
     STABILIZATION IN PROGRESS

	Date			Estimated			Estimated
	Transferred	Property	Square	Total	2Q 2008		Stabilization
State	from CIP	Type	Feet	Investment	NOI	Leased	Date

Texas	1Q 2007	MOB	171,033	$32,300	$109	50%	2Q 2010
Texas	2Q 2007	MOB	73,324	11,900	105	48%	1Q 2010
Texas	1Q 2008	MOB	140,221	24,900	(4)	44%	2Q 2011

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 7 of 9

(6) SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

	Number of Properties			Owned (2)			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1 Texas	44		44	213,292	345,000	2,704,973		3,263,265	29.2%
2 Tennessee	18	5	23	100,456		1,278,736	252,860	1,632,052	14.6%
3 Florida	27		27	572,884		592,963		1,165,847	10.4%
4 California	10		10	93,000		458,955		551,955	4.9%
5 Pennsylvania	7		7	437,601		63,914		501,515	4.5%
6 Virginia	9		9	476,204		7,093		483,297	4.3%
7 Arizona	9	1	10		188,000	202,082	59,106	449,188	4.0%
8 Michigan	9		9	235,227		199,749		434,976	3.9%
9 Illinois	4		4	115,100	100,000	142,955		358,055	3.2%
10 Alabama	6		6	327,535				327,535	2.9%
11 Hawaii	3		3		133,000	173,502		306,502	2.8%
12 Nevada	3		3	16,878		229,090		245,968	2.2%
13 Indiana	3		3	205,499				205,499	1.8%
14 Missouri	5		5	81,580		106,146		187,726	1.7%
15 District of Columbia	2		2			182,836		182,836	1.6%
16 Colorado	2		2		169,000			169,000	1.5%
17 Wyoming	1		1			139,647		139,647	1.3%
18 Louisiana	2		2			133,211		133,211	1.2%
19 Mississippi	1	1	2			58,036	39,648	97,684	0.9%
20 Maryland	2		2			94,664		94,664	0.9%
21 Massachusetts	2		2	84,242				84,242	0.8%
22 Georgia	3		3	78,779				78,779	0.7%
23 Kansas	1		1			70,908		70,908	0.6%
24 Arkansas	1		1	11,963				11,963	0.1%

Total Properties/Square Feet	174	7	181	3,050,240	935,000	6,839,460	351,614	11,176,314	100.0%

     B) By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	493,726	935,000	6,327,486	7,756,212	351,614	8,107,826	72.5%
Physician Clinics	802,644		243,684	1,046,328		1,046,328	9.4%
Specialty Inpatient	977,249			977,249		977,249	8.7%
Other	498,293			498,293		498,293	4.5%
Ambulatory Care/Surgery	160,200		268,290	428,490		428,490	3.8%
Specialty Outpatient	118,128			118,128		118,128	1.1%

Total Square Feet	3,050,240	935,000	6,839,460	10,824,700	351,614	11,176,314	100.0%

Percent of Total Square Footage	27.3%	8.4%	61.2%	96.9%	3.1%	100.0%

Total Number of Properties	65	9	100	174	7	181

     C) By Occupancy

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1 Baylor Health Care System	766,591						766,591	7.1%
2 Healthsouth			16,878	13,356	643,383		673,617	6.2%
3 HCA	30,495	235,600	8,749			16,400	291,244	2.7%
4 Ascension Health Care System	217,103						217,103	2.0%
5 OrthoIndy		58,474			117,525		175,999	1.6%
6 Melbourne Internal Medicine Assocs		134,520					134,520	1.3%

All Other Occupants Less than 1%	6,742,023	617,734	402,863	104,772	216,341	481,893	8,565,626	79.1%

Total Square Feet	7,756,212	1,046,328	428,490	118,128	977,249	498,293	10,824,700	100.0%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Approximately 74% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	Excludes mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale, as well as third party managed properties. The owned and managed portfolio consists of 1,435 leases with an average of 3,577 square feet per lease.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 8 of 9

(7) LEASE MATURITY SCHEDULE (1)

	Annualized
	Minimum	Number of	Percentage
	Rents (2)	Leases	of Revenues
2008	$18,426	298	10.5%
2009	39,221	407	22.4%
2010	19,332	237	11.0%
2011	19,543	172	11.1%
2012	19,949	166	11.3%
2013	22,878	87	13.0%
2014	10,992	59	6.3%
2015	4,820	20	2.7%
2016	7,296	15	4.1%
Thereafter	13,411	37	7.6%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent,

or sponsor support payments under property operating agreements.
(8) JOINT VENTURE INVESTMENTS

	Washington	Oregon	Utah
HR Ownership %	75%	50%	10%
HR Investment in JV, net (1)	$9,062	$1,652	$6,627
Income (loss) recorded by HR (2)	$123	$(7)	$271
Real Estate Depreciation and Amortization (3)	$354	$75	$—
Facility type	MOB	MOB	OTH
Total unconsolidated assets of JV (4)	$61,486	$16,501	$29,923
Total unconsolidated debt of JV (4)	$49,045	$12,683	$26,009
Total unconsolidated equity of JV (4)	$11,061	$3,303	$3,915

(1)	As of and for the three months ended June 30, 2008.

(2)	Included in “Other operating income” on the Company’s Consolidated Statements of Income for the three months ended June 30, 2008.

(3)	The amount of real estate depreciation and amortization for the three months ended June 30, 2008 is included in equity income (loss) recorded by the Company related to its joint venture investments accounted for under the equity method that the Company adds back to net income in its calculation of funds from operations (FFO).

(4)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2008	Page 9 of 9